UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 22, 2006

Date of Report (Date of earliest event reported)

VIEW SYSTEMS, INC.

(Name of small business issuer in its charter)

Nevada (State of incorporation)	000-30178 (Commission File Number)	59-2928366 (I.R.S. Employer Identification No.)
1550 Caton Center Drive, Suite E, Baltimore, Maryland (Address of principal executive offices)		21227 (Zip code)

Registrant’s telephone number: (410) 242-8439

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

         (17 CFR 240.13e-4(c))

In this report references to “View Systems,” “we,” “us,” and “our” refer to View Systems, Inc. and its subsidiaries.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Securities and Exchange Commission (“SEC”) encourages companies to disclose forward-looking information so that investors can better understand future prospects and make informed investment decisions.  This report contains these types of statements.  Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “project,” or “continue” or comparable terminology used in connection with any discussion of future operating results or financial performance identify forward-looking statements.  You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report.  All forward-looking statements reflect our present expectation of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02  Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with a regulatory review by the SEC of our Form 10-KSB for the year ended December 31, 2005, View Systems, Inc.’s principal financial officer has determined that previously issued financial statements for the fiscal years ended December 31, 2003 through December 31, 2005 and the interim periods for those years, along with our unaudited financial statements for the interim periods through September 30, 2006, should no longer be relied upon.

Investors, potential investors and other readers of our SEC filings are cautioned not to rely on the financial statements that have not been restated for the years ended December 31, 2003 through December 31, 2005 and the interim periods for those years, as well as the nine month interim periods ended September 30, 2006.

The facts underlying our principal financial officer’s conclusion are as follows: In 2003 we acquired an exclusive license to commercialize, manufacture and market technology underlying our SecureScan product line when we acquired Milestone Technology, the company that owned the license.  The purchase price of Milestone Technology exceeded the value of the underlying net assets by $1,626,855 which, at the time, was determined to be goodwill.  During 2002 Financial Accounting Standards Board No. 142 was implemented which defined the treatment of goodwill and other intangible assets.  At that time management determined that the licenses met the definition of goodwill and, accordingly, had an indefinite life.  Therefore, the asset was not amortizable, but instead was subject to an annual impairment test.

In September 2006 the SEC informed the company that it believed the useful lives of our licenses were not indefinite because development of new technologies may render our technology obsolete.  We and our accountants reevaluated the historical treatment of our licenses and the characteristics of our licenses and on December 22, 2006 our principal financial officer concluded that the accounting treatment for the licenses we own requires amortization from the date the licenses were acquired rather than annual impairment testing.

Our principal financial officer discussed the matters disclosed in this current report with our independent accountant, Chisholm, Bierwolf and Nilson, LLC and we intend to file an amendment to our annual report on Form 10-KSB for the year ended December 31, 2005 including restated financial statements for the years ended December 31, 2003 through December 31, 2005.  We also intend to file amendments to our quarterly reports filed during 2006 that will included restated financial statements for those periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEW SYSTEMS, INC.

Date: December 27, 2006

By:    /s/ Gunther Than

         Gunther Than

         Chief Executive Officer,

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